UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240, 14a-12

EPAM Systems, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

EPAM Systems, Inc.

To Be Held On:

June 13, 2013 at 10:00 a.m. EDT

at corporate offices located at

41 University Drive, Newtown, Pennsylvania, 18940

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/30/13.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17464, where the following proxy materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please review the proxy statement for directions to be able to attend the Annual Meeting and vote in person.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote “FOR” item 1:		The Board of Directors recommends a vote “FOR” item 2:
1.	To elect two (2) Class I directors listed in the accompanying proxy statement to hold office for a three year term or until their successors are elected and qualified.	2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013.
	NOMINEES:
	Karl Robb
	Richard Michael Mayoras	Note: To transact such other business as may properly come before the Annual Meeting.

Please note that you cannot use this notice to vote by mail.